                                                                    Exhibit 99.1


                        TRUSTEE'S DISTRIBUTION STATEMENT

  THE                   TO THE HOLDERS OF:                     98-ADM-1
BANK OF                 The Bank of New York, as Trustee under the
  NEW                   Lehman Brothers Racers Series
  YORK                  Class A-1 Certificates
                        CUSIP NUMBER: 219-87H-AS4

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period ending: June 17,2002

INTEREST ACCOUNT
Balance as of December 17,2001                                                                                      $0.00
      Schedule Income received on securities..................................................                      $2,285,681.25
      Unscheduled Income received on securities...............................................                              $0.00
      Schedule Interest received from Swap Counterparty.......................................                              $0.00
      Unscheduled Interest received from Swap Counterparty....................................                              $0.00
      Interest Received on sale of Securties..................................................                              $0.00
LESS:
      Distribution to Beneficial Holders........................................         $1,462,399.00
      Distribution to Swap Counterparty.........................................                 $0.00
      Trustee Fees..............................................................             $2,250.00
      Fees allocated for third party expenses...................................               $750.25
Balance as of June 17,2002                                                                     Subtotal               $820,282.00


PRINCIPAL ACCOUNT
Balance as of December 17,2001                                                                                              $0.00
      Scheduled Principal payment received on securities......................................                              $0.00
      Principal received on sale of securities..................................                                            $0.00
LESS:
      Distribution to Beneficial Holders........................................           $820,282.00
      Distribution to Swap Counterparty.........................................                 $0.00
Balance as of June 17,2002                                                                    Subtotal                $820,282.00
                                                                                               Balance                      $0.00
                 UNDERLYING SECURITIES HELD AS OF June 17,2002

Principal                                            Title of Security
---------                                            -----------------
Amount                                          ARCHER-DANIELS-MIDLAND CORP
  65,775,000                                    CUSIP#: 039-483-AP7



                                     - 5 -